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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
CARDINAL FINANCIAL CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CARDINAL FINANCIAL CORPORATION

Dear Shareholders:

        You are cordially invited to attend the Annual Meeting of Shareholders of Cardinal Financial Corporation (the "Company"), which will be held on July 22, 2002 at 10:00 A.M., at the Fair Lakes Hyatt, 12777 Fair Lakes Circle, Fairfax, Virginia. At the meeting, two directors will be elected for terms of one year each, one director will be elected for a term of two years, and five directors will be elected for a term of three years each. Shareholders also will vote to approve the Cardinal Financial Corporation 2002 Equity Compensation Plan and ratify the appointment of KPMG LLP as the Company's independent auditors for 2002.

        Whether or not you plan to attend in person, it is important that your shares be represented at the meeting. Please complete, sign, date and return promptly the form of proxy that is enclosed with this mailing. If you decide to attend the meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the meeting, you may do so, and your proxy will have no further effect.

        The Board of Directors and management of the Company appreciate your continued support and look forward to seeing you at the meeting.

Sincerely yours,

/s/ BERNARD H. CLINEBURG BERNARD H. CLINEBURG Vice Chairman, President and Chief Executive Officer

Fairfax, Virginia
June 24, 2002

CARDINAL FINANCIAL CORPORATION
10555 Main Street
Suite 500
Fairfax, Virginia 22030

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on July 22, 2002

        NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting (the "Meeting") of the holders of shares of common stock, par value $1.00 per share ("Common Stock") of Cardinal Financial Corporation (the "Company"), will be held at the Fair Lakes Hyatt, 12777 Fair Lakes Circle, Fairfax, Virginia, on July 22, 2002 at 10:00 A.M., for the following purposes:

  1.
  To elect two directors for terms of one year each, one director for a term of two years, and five directors for a term of three years each, or until their successors are elected and qualify;

  2.
  To approve the Company's 2002 Equity Compensation Plan;

  3.
  To ratify the appointment of KPMG LLP as the Company's independent auditors for 2002; and

  4.
  To transact such other business as may properly come before the meeting.

        Holders of shares of Common Stock of record at the close of business on June 10, 2002 will be entitled to vote at the Meeting.

        You are requested to fill in, sign, date and return the enclosed proxy promptly, regardless of whether you expect to attend the Meeting. A postage-paid return envelope is enclosed for your convenience.

        If you are present at the Meeting, you may vote in person even if you have already returned your proxy.

        This notice is given pursuant to direction of the Board of Directors.

/s/ NANCY K. FALCK Nancy K. Falck Secretary

Fairfax, Virginia
June 24, 2002

CARDINAL FINANCIAL CORPORATION PROXY STATEMENT

GENERAL INFORMATION 2002 ANNUAL MEETING OF SHAREHOLDERS
JULY 22, 2002

        This Proxy Statement is furnished to holders of common stock, par value $1.00 per share ("Common Stock"), of Cardinal Financial Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the 2002 Annual Meeting of Shareholders to be held on July 22, 2002 at 10:00 A.M., at the Fair Lakes Hyatt, 12777 Fair Lakes Circle, Fairfax, Virginia, and at any adjournment thereof (the "Meeting"). At the Meeting, two directors will be elected for terms of one year each, one director will be elected for a term of two years, and five directors will be elected for a term of three years each. Shareholders also are being asked to approve the Company's 2002 Equity Compensation Plan (the "Equity Plan") and ratify the appointment of KPMG LLP as the Company's independent auditors for 2002.

        The principal executive offices of the Company are located at 10555 Main Street, Suite 500, Fairfax, Virginia 22030. The approximate date on which this Proxy Statement and the accompanying proxy card are being mailed to the Company's shareholders is June 24, 2002.

        The Board of Directors has fixed the close of business on June 10, 2002 as the record date (the "Record Date") for the determination of the holders of shares of Common Stock entitled to receive notice of and to vote at the Meeting. At the close of business on the Record Date, there were 10,044,345 shares of Common Stock outstanding held by 2,060 shareholders of record. Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Meeting. In the election of directors, those receiving the greatest number of votes will be elected even if they do not receive a majority.

        As of May 31, 2002, directors, executive officers and nominees for election to the Board of Directors of the Company and their affiliates, as a group, owned of record and beneficially a total of 2,222,258 shares of Common Stock, or approximately 20.92% of the shares of Common Stock outstanding on such date. Directors, executive officers and nominees for election to the Board of Directors of the Company have indicated an intention to vote shares of Common Stock FOR the election of the nominees set forth on the enclosed proxy, FOR the approval of the Equity Plan and FOR the ratification of KPMG LLP as the Company's independent auditors for 2002.

        A shareholder may abstain or (only with respect to the election of directors) withhold his vote (collectively, "Abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of the relevant item.

        A broker who holds shares in "street name" has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters put to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a "broker nonvote." Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker nonvotes will not be counted for purposes of determining the existence of a quorum, and also will not be counted as not voting in favor of the particular matter.

        Shareholders of the Company are requested to complete, date and sign the accompanying form of proxy and return it promptly to the Company in the enclosed envelope. If a proxy is properly executed and returned in time for voting, it will be voted as indicated thereon. If no voting instructions are given, proxies received by the Company will be voted for election of the directors nominated for election, for approval of the Equity Plan, and for ratification of KPMG LLP as the Company's independent auditors.

        Any shareholder who executes a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to the Company, by executing and delivering a substitute proxy to the Company or by attending the Meeting and voting in person. If a shareholder desires to revoke a proxy by written notice, such notice should be mailed or delivered, so that it is received on or prior to the date of the Meeting, to Nancy K. Falck, Secretary, Cardinal Financial Corporation, 10555 Main Street, Suite 500, Fairfax, Virginia 22030.

        The cost of soliciting proxies for the Meeting will be borne by the Company.

THE BOARD OF DIRECTORS

General Information on the Election of Directors

        Under the Company's Articles of Incorporation and Bylaws, the Board of Directors is divided into three classes as nearly equal in number as possible. Normally, directors in only one class are elected each year, each for a three-year term on the Board. However, the Board of Directors is amending the bylaws to increase the size of the Board of Directors from twelve to sixteen. Therefore, in order to maintain classes of directors as equal in size as possible, it was necessary to nominate some directors for election to each of the three classes of the Board, and for terms of differing lengths. As a result, two directors are to be elected to serve for terms of one year each, one director is to be elected for a term of two years, and five directors are to be elected for a term of three years each. Following the Meeting, one vacancy will exist on the Board of Directors. That vacancy will be filled by action of the Board of Directors when a nominee has been identified.

        The Board of Directors directed the Nominating Committee of the Board to select the nominees for election as directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable. The following information sets forth the names, ages, principal occupations and business experience for the past five years for all nominees and incumbent directors.

Nominees for Election for Terms Expiring in 2003

        Nancy K. Falck, 72, has been a director since 1997. She is the organizing director and Secretary of Cardinal Financial Corporation. She is a former member of the Fairfax County Board of Supervisors and School Board, and has been active in her family's business and numerous community and state boards. She is also a member of the board of directors of Cardinal Bank, N.A.

        J. Hamilton Lambert, 61, has been a director since 1999. Mr. Lambert is President of J. Hamilton Lambert and Associates, a consulting firm based in Fairfax, Virginia. He served as County Executive of Fairfax County from August 1980 to December 1990.

Nominee for Election for Term Expiring in 2004

        Jones V. Isaac, 70, has been a director since 1997. Mr. Isaac is President of Isaac Enterprises, Inc., a financial consulting firm located in Potomac, Maryland. Prior to 1995, Mr. Isaac was the Administrator of Finance and Administration for the Construction Specifications Institute, where he had been employed since 1967.

Nominees for Election for Terms Expiring in 2005

        B. G. Beck, 64, is President & Chief Executive Officer of Trans Digital Technologies and Chairman of Atlantic Systems Corporation. Mr. Beck was President and Chief Executive Officer of Thermo Digital Technologies, Thermo Electron Corporation from 1997 to 2000, President of Thermo Washington, Thermo Electron Corporation from 1996 to 1999, Corporate Vice President of Coleman Research Corporation from 1990 to 1996 and President & CEO of Atlantic Systems Research & Engineering from 1984 to 1989.

        William G. Buck, 55, has been President of William G. Buck & Associates, Inc., a real estate brokerage and development and property management firm in Arlington, Virginia, since 1976. He has over eleven years of prior experience as a member of the board of directors of several local banks.

        Bernard H. Clineburg, 53, has been a director since October 2001. Mr. Clineburg is Vice Chairman, President, and Chief Executive Officer of the Company. Mr. Clineburg, a local bank executive for thirty-years, was Chairman, President and Chief Executive Officer of United Bank (formerly George Mason Bankshares) from 1990 to 2000. Mr. Clineburg also serves on the board of directors of Precision Auto Care Corporation.

        John W. Fisher, 47, founded the investment management firm of Wilson/Bennett Company in 1987 and Wilson/Bennett Capital Management, Inc. in 1994. He is the President and Chief Investment Officer of Wilson/Bennett Capital Management.

        Emad Saadeh, 43, is President of Geotechnical Consulting & Testing, Inc. and Managing Partner of Chrisland, L.L.C. in Manassas, Virginia. Mr. Saadeh has been with Geotechnical Consulting & Testing, Inc. since 1990. He was a founding director of the Company's subsidiary Cardinal Bank—Manassas/Prince William N.A. in 1999 and became a director of Cardinal Bank, N.A. when the two subsidiaries were merged in 2001. He has been a member of the Fairfax County Geotechnical Review Board since 1989. Mr. Saadeh is a Councilman of the Prince William Chapter of the Northern Virginia Building Industry.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Incumbent Directors Serving for Terms Expiring in 2004

        Wayne W. Broadwater, 78, has been a director since 1997. Mr. Broadwater served as a director of First Patriot Bankshares and Patriot National Bank. He served as President and CEO of Shipmates, Ltd., which he founded in 1972, until its sale in 1997.

        Sidney O. Dewberry, P.E., L.S., 74, was elected a director in May 2002 to fill a vacancy created by a resignation. Mr. Dewberry has been the Managing Partner of The Dewberry Companies since 1956, which includes Dewberry & Davis LLC, an architectural, engineering, planning, surveying and landscape architecture firm headquartered in Fairfax, Virginia. Mr. Dewberry serves on numerous boards and committees, including the George Mason University Board of Visitors, the George Mason University Foundation Board of Trustees, the Greater Washington Board of Trade Board of Directors, the Northern Virginia Roundtable, the Washington Airports Task Force Board of Directors, the Northern Virginia Transportation Alliance, the Virginia Business-Higher Education Council, and the INOVA Health Systems Foundation Board. He is the chairman of the George Mason University Capital Campaign Committee.

        Harold E. Lieding, 65, has been a director since 2000. Mr. Lieding served as Chairman of the Board and a director of Heritage Bancorp Inc. and its predecessor, The Heritage Bank, from 1990 until the Company acquired it in 2000. Mr. Lieding is an attorney and has practiced law in McLean, Virginia since 1970.

        John H. Rust, Jr., 54, has been chairman of the Board of Directors since 1997. Mr. Rust has been an attorney with the law firm of Rust & Rust in Fairfax, Virginia since March 2001. He previously was of counsel in the law firm of Wilkes Artis from September 1998 to February 2001 and in the law firm of McCandlish and Lillard from 1996 to September 1998. Mr. Rust was a member of the Virginia House of Delegates from 1980 to 1982 and 1997 to 2001

Incumbent Directors Serving for Terms Expiring in 2003

        Robert M. Barlow, 72, has been a director since 1997. Mr. Barlow was the founder and principal shareholder of a group of companies engaged in construction, manufacturing and real estate in Northern Virginia for 38 years. In 1995 he sold those ventures and is now retired.

        James D. Russo, 55, has been a director since 1997. Mr. Russo has been the Managing Director of Potomac Consultants Group in Virginia since 2000. He was Senior Vice President and Chief Financial Officer of Shire Laboratories, Inc., a pharmaceutical research and development company in Rockville, Maryland, from 1994 to 2000. Mr. Russo also serves on the board of trustees of Tesst College of Technology.

        George P. Shafran, 75, has been a director since 2000. Mr. Shafran was a director of Heritage from 1998 to 2000. Mr. Shafran is President of Geo. P. Shafran & Associates, Inc., a consulting firm in McLean, Virginia. Mr. Shafran also serves as a member of the board of directors of NVR Mortgage Finance, Inc. and I-Mark Corporation.

The Committees of the Board of Directors

        The Board of Directors holds regular meetings each year, including the annual meeting. The following directors were unable to attend 75% of the 2001 meetings of the Board of Directors and its committees they were eligible to attend: J. Hamilton Lambert, Harold E. Lieding, and Kevin P. Tighe. All remaining directors attended at least 75% of the 2001 meetings of the Board of Directors and its committees they were eligible to attend. During 2001, the Board of Directors held thirteen regular meetings and one special meeting. The Board of Directors has an Executive Committee, a Capital Committee, an Audit Committee, an Investment Committee, a Budget Committee, a Compensation Committee, a Business Development Committee, a Real Estate Committee, a Loan Committee, and a Nominating Committee. All Committees met at various times in 2001. Specific information regarding the Audit Committee, the Compensation Committee and the Nominating Committee are presented below.

        The Audit Committee consists of Mr. Isaac, as Chairman, Ms. Falck and Messrs. Lieding and Russo. The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit. It reviews and accepts the reports of the Company's independent auditors, internal auditor and federal examiners. The Audit Committee met five times during the year ended December 31, 2001. Additional information with respect to the Audit Committee is discussed below under "Audit Information."

        The Compensation Committee consists of Mr. Russo, as Chairman, and Messrs. Isaac, Lambert, and Tighe. The Compensation Committee reviews senior management's performance and compensation and reviews and sets guidelines for compensation of all employees. The Compensation Committee met one time during the year ended December 31, 2001.

        As stated above, the Board of Directors also has a Nominating Committee. The Nominating Committee is selecting the nominees for election as directors. The Nominating Committee did not meet during the year ended December 31, 2001. The Nominating Committee will consider nominations by shareholders. Additional information with respect to shareholder nominations is discussed below under "Proposals for 2003 Annual Meeting."

Director Compensation

        Except for the Chairman of the Board (as noted below in the Summary Compensation Table), the directors of the Company do not presently receive any cash compensation. In lieu of cash fees for service on the Board of Directors, each non-employee director now receives an annual grant of options to purchase 2,000 common shares. Such options are granted with an exercise price at or above the fair market value of the shares as of the date of grant and expire ten years from the date of grant. In light of the financial performance of the Company, no options were granted in 2002 for 2001 services. Three of the directors of the Company received cash compensation as directors of the Company's subsidiary Cardinal Bank—Potomac in accordance with the merger agreement with Heritage Bancorp, Inc. Cash compensation for Cardinal Bank—Potomac directors totaled $31,450 and $13,800 for the years ended December 31, 2001 and 2000, respectively. No other subsidiary banks paid cash compensation to directors in 2000 or 2001.

EXECUTIVE OFFICERS

Executive Officers and Significant Employees

        The following information sets forth the names, ages, principal occupations and business experience for the past five years for all executive officers and significant employees. Such information with respect to Bernard H. Clineburg, the Company's Vice Chairman, President and Chief Executive Officer, is set forth above in "Board of Directors" section.

        Christopher W. Bergstrom, 42, has been President of Cardinal Bank—Manassas/Prince William, N.A., since 1999 until its merger into Cardinal Bank, N.A. in 2002, and Executive Vice President and Commercial Lending Officer of Cardinal Bank, N.A. since 1998. Prior to 1998, Mr. Bergstrom was employed with Crestar Bank, where he served in a variety of retail and commercial functions including management of one of the organization's commercial banking divisions covering Northern Virginia, the District of Columbia, and Southern Maryland.

        Carl E. Dodson, 47, has been the Executive Vice President and Chief Operating Officer of the Company since August 2001. He served as President of Cardinal Bank-Potomac and as the Chief Credit Officer of the Company from May 1998 through July 2001. Prior to 1998, Mr. Dodson was the senior commercial lending officer of Palmer National Bank in Washington, D.C. and, following its sale to George Mason Bankshares in 1996, he was the Senior Vice President of Credit Administration of George Mason Bank (now United Bank of Virginia).

        John P. Hollerbach, 49, was appointed as Executive Vice President and Chief Financial Officer of the Company in June 2002. He has most recently served as President of Hollerbach & Associates from June 2001 to June 2002, as Chief Financial Officer of EYT Inc. (formerly known as Ernst and Young Technologies) from 2000 to 2001, as Chief Financial Officer of Internos Corporation in 2000, as Senior Vice President and Chief Financial Officer of the Poole and Kent Company in Baltimore from 1996 to 1999, and as Senior Vice President and Corporate Controller at Baltimore Bancorp and its successor corporations from September 1991 to December 1995. Earlier, he served as a Vice President with Citibank from 1984 to1989, and with Maryland National Bank from 1990 to 1991.

        Thomas C. Kane, 40, has been President of Cardinal Wealth Services, Inc., a subsidiary of the Company offering full service investment products, since December 1998. Prior to that time, Mr. Kane was Senior Vice President and Division Manager, Retail Securities & Personal Trust & Investment Management Sales for Crestar Bank in its Greater Washington Region. Prior to that, Mr. Kane worked in a variety of financial service positions at Citibank.

        F. Kevin Reynolds, 42, has been President of Cardinal Bank, N.A. since 1999 and Executive Vice President and Senior Lending Officer of the Company since 1998. Prior to 1998, Mr. Reynolds was the senior lending officer responsible for all facets of the commercial lending business of George Mason Bank and helped create George Mason Bank's commercial lending group.

        Eleanor D. Schmidt, 41, has been Executive Vice President and Retail Banking Head of the Company since 1998. Prior to 1998, Ms. Schmidt was employed with NationsBank, where she managed multiple branches in the Fairfax area serving a large and diverse deposit and loan base.

        Janet A. Valentine, 50, is the Treasurer and Senior Vice President. She served as the Company's Chief Financial Officer from April 2001 to June 2002, and Senior Vice President, Risk Management from September 2000 to April 2001. Prior to that, she was Executive Vice President and Chief Financial Officer of Heritage Bancorp, Inc. from 1999 to 2000, Executive Vice President and Chief Financial Officer of Alliance Bank from 1998 to 1999, and from 1996 to 1998, she was Chief Financial Officer of Tysons National Bank until its merger into a larger institution.

Executive Compensation

        The following table shows, for the years ended December 31, 2001, 2000, and 1999, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to each of the named executive officers in all capacities in which they served:

Summary Compensation Table

	Annual Compensation				Long Term Compensation
Name and Principal Position	Year		Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options (#)	Other Compensation ($)(1)
Bernard H. Clineburg Vice Chairman, President and Chief Executive Officer, Cardinal Financial Corporation(3)	2001		50,186	—	(2)	—	—
L. Burwell Gunn, Jr. (former President and Chief Executive Officer, Cardinal Financial Corporation)(5)	2001 2000 1999	(4)	222,814 163,562 159,497	— 25,000 42,325	(2) (2) (2)	18,000 14,000 14,750	4,472 5,350 4,982
F. Kevin Reynolds President, Cardinal Bank N.A.	2001 2000 1999		109,068 108,037 104,587	— 22,830 26,000	(2) (2) (2)	4,800 3,000 3,131	3,150 3,151 2,999
Christopher W. Bergstrom President, Cardinal Bank Manassas/Prince William N.A.	2001 2000 1999		110,984 108,037 105,504	— 21,740 23,000	14,500 (2) (2)	4,800 2,554 3,131	8,141 6,150 6,001
Carl E. Dodson Chief Operating Officer, Cardinal Financial Corporation	2001 2000 1999		102,395 105,370 101,202	— 22,000 14,700	(2) (2) (2)	4,800 3,000 1,534	408 2,466 2,103
Thomas C. Kane President, Cardinal Wealth Services, Inc.	2001 2000 1999	(6) (6) (6)	263,914 252,651 224,327	— — 36,625	(2) (2) (2)	— — —	3,828 3,414 3,634
Janet A. Valentine Senior Vice and Chief Financial Officer, Cardinal Financial Corporation	2001 2000	(7)	102,325 23,750	— 3,800	(2) (2)	600 1,500	3,063 823
John H. Rust, Jr., Chairman of Board of Directors of Cardinal Financial Corporation	2001 2000 1999	(8)	25,000 25,000 25,000	— — —	9,410 (2) (2)	2,500 2,000 750	625 600 648

(1)
Amounts presented represent (i) gross value of payments made by the Company pursuant to life insurance agreements between the Company and the named executive officers and (ii) total contributions to the Company's 401(k) plan on behalf of each of the named executive officers to match pre-tax elective deferral contributions (which are included under the "Salary" column) made by each to such plan.

(2)
All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus.

(3)
Mr. Clineburg's employment commenced in October, 2001.

(4)
Amounts disclosed include 750 common shares for the year ended December 31, 1999 that underlie options granted to Mr. Gunn in his capacity as a director.

(5)
Mr. Gunn resigned in 2001.

(6)
Per Mr. Kane's prior contract, his annual other compensation included the granting of 3,125 common shares each year for 1999, 2000, and 2001. Total value of annual other compensation did not exceed the lesser of $50,000 or 10% of compensation and bonus.

(7)
Ms. Valentine's employment with the Company commenced on October 1, 2000.

(8)
Mr. Rust joined the Board of Directors in 1997. As a director, all of his options are immediately vested when granted.

Stock Options

        The following table sets forth for the year ended December 31, 2001, the grants of stock options to the named executive officers and director in 2001 for services rendered in 2000:

Option Grants In the Year ended December 31, 2001

Name	Number of Securities Underlying Options Granted(1)		Percent of Total Options Granted to Employees in 2001 (%)(2)	Exercise or Base Price ($/Share)(3)	Expiration Date
Bernard H. Clineburg	—		—	—	—
L. Burwell Gunn, Jr.*	18,000		22.2%	4.50	Forfeited 10/01
F. Kevin Reynolds	4,800		5.9%	4.50	2/22/11
Christopher W. Bergstrom	4,800		5.9%	4.50	2/22/11
Carl E. Dodson	4,800		5.9%	4.50	2/22/11
Thomas C. Kane	1,000		1.2%	4.50	2/22/11
Janet A. Valentine	600		0.7%	4.50	2/22/11
John H. Rust **	2,500	**	5.1%**	3.56	1/20/11

*
Mr. Gunn resigned in 2001.

**
Options are granted to Mr. Rust in his capacity as a director and are therefore immediately vested. The percentage of total granted is in relationship to total options granted to all directors.

(1)
All options except for Mr. Rust's were granted to the named executive officers in their capacities as such and become fully exercisable after three years. Options granted in 2001 were for services in 2000. No options have been granted in 2002 for 2001 services.

(2)
Options to purchase a total of 81,240 common shares were granted to employees during the year ended December 31, 2001.

(3)
Stock options were awarded at or above the fair market value of the common shares at the date of award.

OWNERSHIP OF COMPANY SECURITIES

Security Ownership of Directors and Executive Officers

        The following table sets forth, as of May 31, 2002, certain information with respect to beneficial ownership of shares of Common Stock by each of the members of the Board of Directors, by each of the nominees for election to the Board of Directors, by each of the executive officers named in the "Summary Compensation Table" above and by all directors, nominees and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the individual living in such person's home, as well as shares, if any, held in the name of another person under an arrangement whereby the director, nominee or executive officer can vest title in himself or herself at once or at some future time.

Name(1)	Common Stock Beneficially Owned(2)	Exercisable Options included in Beneficially Owned Common Stock	Percentage of Class
Robert M. Barlow	149,206	7,500	1.48
Christopher W. Bergstrom	25,712	3,131.26
B. G. Beck(3)	61,394	1,500.61
Wayne W. Broadwater	65,269	7,500.65
William G. Buck(3)	36,610	—	.36
Bernard H. Clineburg	166,667	51,000	1.65
Sidney O. Dewberry(5)	65,000	—	.65
Carl E. Dodson	19,516	1,534.19
Nancy K. Falck	117,781	7,500	1.17
John W. Fisher(3)	20,000	—	.20
L. Burwell Gunn, Jr.(6)	55,403	—	.55
Harvey W. Huntzinger(7)	139,900	6,500	1.39
Jones V. Isaac	146,612	7,500	1.46
Thomas C. Kane	103,711	60,000	1.03
J. Hamilton Lambert(4)	49,180	6,000.49
Harold E. Lieding(4)	520,468	16,540	5.01
F. Kevin Reynolds	27,026	3,131.27
James D. Russo	132,840	7,500	1.32
John H. Rust, Jr.	102,984	7,500	1.02
Emad Saadeh(3)	37,412	2,000.37
Eleanor D. Schmidt	14,177	1,000.14
George P. Shafran(4)	141,161	15,352	1.40
Kevin P. Tighe(4)(8)	21,940	16,540.22
Janet A. Valentine(4)	2,289	—	.02
Total as a group of 24	2,222,258	229,228	20.92%

(1)
The business address of each named person is c/o Cardinal Financial Corporation, 10555 Main Street, Suite 500, Fairfax, VA 22030.

(2)
The number of shares of Common Stock shown in the table includes 71,544 shares held for certain directors and executive officers in the Company's 401(k) plan as of May 31, 2002, and 229,228 shares that certain directors, nominees for election to the board of directors and executive officers have the right to acquire through the exercise of stock options within 60 days following May 31, 2002. Mr. Clineburg's options were exercisable on May 3, 2002

(3)
Mr. Beck, Buck, Fisher and Saadeh are nominees for election to the Board of Directors.

(4)
The number of shares of Common Stock shown in the table includes shares that certain directors and executive officers have the right to acquire through the conversion of shares of 7.25% Cumulative Convertible Preferred Stock, Series A, par value $1.00 per share, as follows: Lambert, 5,475; Lieding, 333,443; Shafran, 23,714; Tighe, 5,400; and Valentine, 1,200.

(5)
Mr. Dewberry became a Director by appointment in May of 2002.

(6)
Mr. Gunn resigned in 2001. The 2,000 in common stock options have been forfeited in 2002.

(7)
Mr. Huntzinger resigned from the Board of Directors in March 2002.

(8)
Mr. Tighe resigned from the Board of Directors in June 2002.

Security Ownership of Certain Beneficial Owners

        The following table sets forth, as of May 31, 2002, certain information with respect to the beneficial ownership of shares of Common Stock by each person who owns, to the knowledge of the Company, more than five percent (5%) of the outstanding shares of Common Stock.

Name	Address	Common Shares Beneficially Owned		Percentage of Class
Harold E. Lieding	1433 Blandfield, Vienna, VA 22182	520,468	(1)	5.01%

(1)
The number of shares of Common Stock shown in the table includes 16,540 shares that Mr. Lieding has the right to acquire through the exercise of stock options within 60 days following May 31, 2002 and 333,443 shares that Mr. Lieding has the right to acquire through the conversion of shares of 7.25% Cumulative Convertible Preferred Stock, Series A.

Section 16(a) Beneficial Ownership Reporting Compliance

        The Securities and Exchange Commission ("SEC") requires public companies to tell their shareholders when certain persons fail to report their transactions in the company's equity securities to the SEC on a timely basis. Based upon a review of SEC Forms 3, 4 and 5, and based on representation that no Forms 3, 4, and 5 other than those already filed were required to be filed, the Company believes that all Section 16(a) filing requirements applicable to the officers, directors and beneficial owners of more than 10% of the equity securities of the Company were timely met during the year ended December 31, 2001.

AGREEMENTS AND TRANSACTIONS WITH DIRECTORS AND
EXECUTIVE OFFICERS NAMED IN THE SUMMARY COMPENSATION TABLE

Employment Agreements

        Bernard H. Clineburg has an employment agreement with the Company. Mr. Clineburg's agreement, which is dated as of February 12, 2002, provides for his services as the Vice Chairman, President and Chief Executive Officer of the Company. The agreement also provides that Mr. Clineburg will serve as Chairman of the Executive Committee, a member or Chair of all of Board Committees of the Company except the Audit Committee, and as a director or Chair of all of the Company's subsidiary boards of directors. Mr. Clineburg's employment agreement provides for a base salary of $200,000 and includes annual salary increases at the discretion of the Board of Directors and provides bonuses at the discretion of the Board of Directors, in cash or in stock, or both. Under Mr. Clineburg's employment agreement, he was granted the option to purchase 150,000 shares of Common Stock, of which 50,000 vested as of May 3, 2002. The option to purchase the remaining 100,000 shares will vest over a five-year period at 20,000 shares per year. All options granted under the employment agreement were awarded with an option exercise price equal to the value of the shares on May 3, 2002. In the event the Company terminates Mr. Clineburg's agreement without cause, he will receive a lump-sum severance payment equal to one year's annual salary and bonus. In the event Mr. Clineburg's employment agreement is terminated after a change in control, he will receive a lump-sum severance payment equal to 2.99 times his average total compensation over the most recent five calendar year period of his employment with the Company prior to termination. Mr. Clineburg's employment agreement includes a covenant not to compete with the Company for a period of one year from the date he is no longer employed by the Company.

        Each of F. Kevin Reynolds, Christopher W. Bergstrom, Carl E. Dodson, and Janet A. Valentine has employment agreements with the Company, which are terminable at will by either party. Each of these employment agreements are effective as of February 12, 2002 and provide for the provision of a base salary, eligibility for annual performance bonus and stock option grants, and participation in the Company's benefits plans, all of which may be adjusted by the Company in its discretion. Mr. Reynolds' and Mr. Bergstrom's employment agreements provide for severance payments equal to twelve (12) months of their current base salary in the event of termination without cause and eighteen (18) months of their current base salary in the event of a change in control. Mr. Dodson's and Ms. Valentine's employment agreements provide for severance payments equal to six (6) months of their current base salary in the event of termination without cause and eighteen (18) months of their current base salary in the event of a change in control. Each of the employment agreements replaced prior employment agreements that provided for certain cash bonuses, stock option grants and payment of auto allowances, country club dues and certain life insurance benefits. The benefits provided for in the prior employment agreements were retired by the Company in a lump-sum settlement and replaced with the employment agreements described above. The replacement employment agreements do not include any benefits other than those provided to the other employees of the Company.

        Thomas C. Kane has an employment agreement with the Company. Mr. Kane's agreement, which is dated as of August 27, 2001, provides for his services as the Senior Vice President of the Company and President and Chief Executive Officer of Cardinal Wealth Services, Inc. and provides for a base salary of $182,000. Mr. Kane's employment agreement includes annual salary increases at the discretion of the Board of Directors and provides for incentive pay equal to 2.5% of gross revenues generated by Cardinal Wealth Services, Inc. Mr. Kane's employment agreement also includes stock option grants of up to 15,000 shares of Common Stock upon achievement of certain performance goals for the period beginning August 27, 2001 and ending December 31, 2002. In addition, Mr. Kane may, upon achieving certain performance goals established by the Company, earn additional incentive pay of up to 2.5% of gross revenues generated by Cardinal Wealth Services, Inc., and, annually, up to $37,500 in cash bonuses, and additional stock option grants up to a value of $37,500, at the then-current market price, on the date of grant. All options granted under the agreement are awarded with an option exercise price equal to the fair market value of shares of Common Stock at the date of grant, and the options vest and become exercisable three years after the date of grant. Mr. Kane's employment agreement provides for a lump-sum severance payment equal to six (6) months of his current base salary in the event of termination without cause. Mr. Kane's employment agreement with the Company expires on June 30, 2004.

Transactions with Management

        Some of the directors and officers of the Company are at present, as in the past, banking customers of the Company. As such, the Company has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These transactions do not involve more than the normal risk of collectibility or present other unfavorable features. The aggregate outstanding balance of loans to directors, executive officers and their associates, as a group, at December 31, 2001 totaled approximately $2,700,000, or 13.2% of the bank's equity capital at that date. Certain of the directors of the Company were also on the board of directors of Cardinal Bank-Potomac and in such capacity have received directors fees in the aggregate amount of $31,450 in 2001 and $13,800 in 2000. Ms. Falck's son-in-law, John R. Rollison, III, Mr. Broadwater's son, David L. Broadwater, and Mr. Barlow's son, George E. Barlow, serve as members of the board of directors of Cardinal Bank, N.A. In addition, Mr. Kane's spouse, Joan A. Mulligan, is a Senior Vice President of Cardinal Wealth Services, Inc. In this capacity, Ms. Mulligan receives a draw against commissions of $40,000 per annum and commissions of approximately $100,000. Ms. Mulligan's compensation arrangements with Cardinal Wealth Services, Inc. are no more favorable as those with employees who are not affiliated with the Company.

APPROVAL OF CARDINAL FINANCIAL CORPORATION
2002 EQUITY COMPENSATION PLAN

General Information

        On May 29, 2002, the Board of Directors of the Company approved the Cardinal Financial Corporation 2002 Equity Compensation Plan (the "Equity Plan"), subject to approval by the shareholders. The purpose of the Equity Plan is to advance the long-term interest of the Company by (i) motivating key personnel by means of long-term incentive compensation, (ii) furthering the identity of interests of participants with those of the shareholders of the Company, and (iii) permitting the Company to attract and retain directors and key personnel upon whose judgment the successful conduct of the business of the Company largely depends. References to the "Company" in this section will include any subsidiary corporation. A copy of the Equity Plan is attached to this Proxy Statement as Exhibit A.

        The Equity Plan authorizes the granting of options, which may be either Incentive Stock Options as defined under Section 422 of the Code of 1986, as amended (the "Code") ("ISOs"), Non-Qualified Stock Options ("NQSOs"), stock appreciation rights ("SARs"), restricted stock awards ("RSAs"), phantom stock awards and performance share awards to directors, eligible officers and key employees of the Company and its subsidiaries upon such terms and subject to the conditions set forth in the Equity Plan. The Equity Plan authorizes the issuance of options and other equity instruments equivalent to 700,000 shares, or 6.32% of the outstanding shares of Common Stock plus shares of Common Stock issuable upon conversion of the Company's outstanding Series A Preferred Stock. Reference to an "Option" in this section means a NQSO or ISO. The Equity Plan is in addition to the Company's 1999 Stock Option Plan, as amended on April 23, 2001 (the "1999 Plan"), referred to below. The Equity Plan and the 1999 Plan, taken together, authorize the issuance of options and other equity instruments equivalent to 1,325,000 shares, or 12% of the outstanding shares of Common Stock pus shares of Common Stock issuable upon conversion of the Company's outstanding Series A Preferred Stock.

Status of 1999 Stock Option Plan

        The 1999 Plan, as amended on April 23, 2001, permits only the granting of ISOs and NQSOs. The number of shares as to which options can be granted under the 1999 Plan is 625,000. As of May 31, 2002, there were 608,386 option shares outstanding under the 1999 Plan, leaving 6,546 available.

Summary Description of Equity Plan

        Administration.    The Equity Plan is administered under the supervision of the Compensation Committee of the Board of Directors (the "Committee").

        Eligibility.    Any Key Employee (as defined in the Equity Plan) or director of the Company is eligible to become a participant in the Equity Plan.

        Shares Available.    Subject to the provisions of the Equity Plan providing for proportional adjustments in the event of various changes in the capitalization of the Company, no more than 700,000 shares of authorized but unissued Common Stock may be issued pursuant to the Equity Plan. Any shares of Common Stock that are not issued prior to the expiration of such awards will again be available for award under the Equity Plan, provided, however, that any portion of any award that has been settled by the payment of cash or the issuance of shares of Common Stock, or a combination thereof, shall not be available for re-grant under the Equity Plan.

        Adjustments.    The Equity Plan provides for adjustments in the number of shares subject to the Equity Plan and subject to outstanding ISOs, NQSOs, SARs, RSAs, phantom stock, or performance shares at the direction of the Committee, in the event of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporation structure of shares of the Company.

        Termination and Amendments.    The Board of Directors may terminate or amend the Equity Plan at any time. Except as provided under "Adjustments" above, no amendment will, without the approval of the shareholders: (a) materially increase the benefits accruing to participants under the Equity Plan, (b) materially increase the number of shares of Common Stock which may be issued under the Equity Plan, or (c) materially modify the requirements as to eligibility for participation in the Equity Plan. Moreover, no action may be taken by the Company (without the consent of the participant) that will impair the validity of any award then outstanding or that will prevent any ISOs issued or to be issued under this Equity Plan from being "incentive stock options" as defined under Section 422 of the Code or any successor provision.

        Stock Options.    Stock option awards may be granted in the form of ISOs and NQSOs. An option shall be exercisable in whole or in such installments as may be determined by the Committee; provided, however, that no stock option shall be exercisable more than ten years after the date of grant. The Compensation Committee shall establish the exercise price of the stock option, but such price may not be less than the per share fair market value of the Common Stock on the date of the grant, subject to certain adjustments.

        Stock options issued in the form of ISOs are also subject to certain additional limitations. ISOs shall be granted only to employees and must be granted within ten (10) years of the date of the Equity Plan. The aggregate fair market value of Common Stock with respect to which ISOs may become exercisable by an employee in any calendar year may not exceed $100,000 or such other number as may be applicable under the Code. Any incentive stock option granted to an employee who owned shares of the Company possessing more than 10% of the combined voting power of all classes of shares of the Company, or of a parent or subsidiary of the Company, shall have an option price that is at least one hundred ten percent (110%) of the fair market value of the shares and shall not be exercisable after five (5) years from the date of grant.

        Upon exercise, a participant may pay the option exercise price of an ISO or NQSO in cash, or shares of Common Stock, SARs or a combination of the foregoing, or such other consideration as the Committee may deem appropriate.

        Stock Appreciation Rights.    The Committee may grant participants SARs unrelated to options or related to options granted under the Equity Plan. Upon exercise of a SAR, the participant is entitled to receive payment of an amount equal to the appreciation in market value of the shares as to which the SAR is awarded, as measured by the difference between the price of such shares stated in the award (or option exercise price if the SAR is related to an option) and the fair market value of such shares at the date of exercise.

        Restricted Stock Awards.    The Committee may grant participants RSAs of shares of Common Stock. RSAs shall be subject to such terms, conditions, restrictions or limitations as the Committee deems appropriate, including restrictions on transferability, requirements of continued employment or individual performance or the financial performance of the Company. The Committee may grant to the participant to whom such restricted shares are awarded all or any of the rights of a shareholder with respect to such shares, including the right to vote the shares and receive dividends.

        Phantom Stock.    The Committee may grant participants phantom stock awards, which entitle the participant to receive the market value or the appreciation in value of an equivalent number of shares of Common Stock on a settlement date determined by the Committee. The Committee may, consistent with the Equity Plan, determine such other terms, conditions, restrictions or limitations, if any, on any phantom stock award.

        Performance Shares.    The Committee may grant participants performance shares, which entitle the participant to receive a certain number of shares of Common Stock based upon the participant's attainment of a predetermined performance target. The Committee may, consistent with the Equity Plan, determine such other terms, conditions, restrictions or limitations, if any, on any award of performance shares.

  Change in Control.

          Stock Options.    In the event of a "change in control" of the Company, ISOs or NQSOs not otherwise exercisable shall become fully exercisable and, in the discretion of the Committee, (i) the options shall be assumed, or an equivalent option substituted, by any successor corporation to the Corporation, or (ii) the Corporation shall make provisions for the Participant to exercise the options for a minimum of ten (10) days prior to the Change In Control as to all shares subject to the options.

          Stock Appreciation Rights.    In the event of a "change in control" of the Company, SARs that are related to options shall become exercisable to the extent that the related stock option is exercisable. SARs that are unrelated to options that are not otherwise exercisable shall become fully exercisable upon such change of control.

          Restricted Stock Awards.    In the event of a "change of control" of the Company, all restrictions previously established with respect to RSAs will conclusively be deemed to have been satisfied, and participants will be entitled to have issued to them the shares of Common Stock described in the applicable award agreement.

          Phantom Stock Awards.    In the event of a "change of control" of the Company, all restrictions previously established with respect to phantom stock awards will conclusively be deemed to have been satisfied, and participants will be entitled to receive payment of cash or Common Stock as described in the applicable award agreement.

          Performance Share Awards.    In the event of a "change of control" of the Company, all previously established performance targets with respect to performance share awards will conclusively be deemed to have been met, and participants will be entitled to have issued to them the pro-rata portion of the shares of Common Stock and/or cash as described in the applicable award agreement.

        Payment.    Except as otherwise set forth above, payment of awards may be made in cash, Common Stock, a combination of cash and Common Stock, or any other form of property as the Committee shall determine. Further, the award agreements may provide for payment in the form of a lump sum or installments, as determined by the Committee.

        Federal Income Tax Effects of Incentive Stock Options.    Counsel for the Company has advised that for federal income tax purposes, under the existing statutes, regulations, and authorities:

          (a)  No taxable income will result to an employee upon the grant of an ISO. Upon the exercise of an ISO, any excess of the fair market value of the Common Shares over the option price is a tax preference item that may result in the imposition of the alternative minimum tax in the year of exercise. However, if any of such shares are disposed of by the optionee in a disqualifying disposition in the same taxable year as the exercise, there will be no item of tax preference as to such disposed shares, although the optionee will recognize ordinary income as discussed below in paragraph (c). In cases where the exercise of the option does produce an item of tax preference, the basis of the Common Shares for purposes of the alternative minimum tax will include the amount of such tax preference item.

          (b)  On the subsequent sale of Common Shares acquired by the exercise of an ISO, gain or loss will be recognized in an amount equal to the difference between the amount realized on the sale and the employee's tax basis in the Common Shares sold. The tax basis of Common Shares acquired solely for cash will be equal to the amount of cash paid. If an ISO is exercised using previously acquired stock (or stock and cash) in payment, the employee's tax basis for the number of Common Shares received equal to the number used in payment shall be the same as the employee's basis in the stock used as payment. The employee's aggregate tax basis in any additional Common Shares received will be equal to the amount of cash paid (if any).

          (c)  If a disposition of Common Shares does not take place until more than two (2) years after grant and more than one (1) year after exercise of the option, any gain or loss realized will be treated as long-term capital gain or loss. Under such circumstances, the Company will not be entitled to a deduction for income tax purposes in connection with the exercise of the option. If a disposition occurs within two (2) years after grant or one (1) year after exercise of the option, the difference between the fair market value of the Common Shares on the date of exercise (or, in certain cases, the amount realized on disposition if less than the market value on the date of exercise) and the employee's tax basis in the Common Shares sold is taxable as compensation income to the employee and is deductible by the Company for federal income tax purposes. Any additional amount realized on the disposition will be taxed as either long-term or short-term capital gain.

          (d)  If the option price of an ISO is paid by using Common Shares which were themselves acquired upon the exercise of an ISO ("Payment Shares") and the Payment Shares have not been held for more than one year from exercise and two years from grant, the transfer of such Payment Shares to exercise an ISO will be treated as a "disposition" of such Payment Shares. Upon such disposition, the excess of the fair market value of the Payment Shares on the date they had originally been acquired (or, if less, the fair market value of the Payment Shares on the date of disposition) over the employee's tax basis in such Payment Shares is taxable as compensation income to the employee and is deductible by the Company.

        Federal Income Tax Effects of Nonstatutory Stock Options.    Counsel for the Company has advised that for federal income tax purposes, under the existing statutes, regulations, and authorities:

          (a)  No taxable income will result to an employee upon the grant of a NQSO.

          (b)  Upon the exercise of a NQSO by an employee, the employee will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Shares at the date of exercise over the option price. If payment of the option price is made by delivering Common Shares with a fair market value equal to such option price, the employee will realize ordinary income in an amount equal to the fair market value of the "additional shares" received (i.e., the excess of the number of Common Shares received over the number surrendered) less any cash paid on exercise of the option (which is the same amount of ordinary income as if the option price were paid entirely in cash). Such ordinary income constitutes compensation income subject to withholding, and is deductible by the Company on its tax return.

          (c)  On the subsequent sale of Common Shares, gain or loss will be recognized in an amount equal to the difference between the tax basis thereof and the amount realized on such sale. The tax basis of Common Shares acquired by a cash payment of the option price (and the tax basis of any "additional shares" received where the option price is paid by delivering Common Shares) will be the fair market value thereof on the date of exercise. The tax basis of the Common Shares received equal in number to those surrendered where the option price is paid by delivering Common Shares will be the same as that of the Common Shares surrendered. If the Common Shares are held for more than one year, any such gain or loss will be treated as long-term capital gain or loss.

        Federal Income Tax Effects of Stock Appreciation Rights.    As to SARs, counsel for the Company has advised that for federal income tax purposes, under the existing statutes, regulations, and authorities:

          (a)  No taxable income will result upon the grant of a SAR.

          (b)  If an employee surrenders either an ISO or a NQSO or portion thereof upon the exercise of a SAR, the employee will recognize compensation income (subject to withholding) in an amount equal to the sum of the cash received and the fair market value of the Common Shares received. The Company will be entitled to a deduction in the same amount.

          (c)  On the subsequent sale of Common Shares acquired by exercise of a SAR, gain or loss will be recognized in an amount equal to the difference between the fair market value of the Common Shares on the date of exercise and the amount realized on such sale. If the Common Shares are held for more than one year, any such gain or loss will be treated as long-term capital gain or loss.

        Federal Income Tax Effects of Restricted Stock Awards.    As to RSAs, counsel for the Company has advised that for federal income tax purposes, under the existing statutes, regulations, and authorities:

          (a)  No taxable income will result to an employee upon the grant of a RSA.

          (b)  The employee would generally realize compensation income (subject to withholding) in the year the shares of Common Stock covered by the award become free of restrictions, in an amount equal to the fair market value of the shares on the date they become free of restrictions.

          (c)  The Company would receive an equivalent deduction.

          (d)  If the employee later sells the stock, any further gain would be capital gain.

          (e)  An employee may elect, pursuant to Section 83(b) of the Code, to be taxed with respect to a RSA at the time of grant, based on the value of the Common Stock at such time. Such election must be filed within thirty (30) days of the grant. If such an election is filed, the Company will be entitled to an equivalent deduction at such time.

        Federal Income Tax Effects of Phantom Stock Awards.    As to phantom stock, counsel for the Company has advised that for federal income tax purposes, under the existing statutes, regulations, and authorities,

          (a)  No taxable income will result to a participant upon the grant of a phantom stock award.

          (b)  The employee would generally realize compensation income (subject to withholding) in the year in which the settlement date of the phantom stock award occurs, in an amount equal to the sum of the cash received and the fair market value of any Common Shares received.

          (c)  The Company would receive an equivalent deduction.

        Federal Income Tax Effects of Performance Share Awards.    As to performance shares, counsel for the Company has advised that for federal income tax purposes, under the existing statutes, regulations, and authorities:

          (a)  No taxable income will result to a participant upon the grant of a performance share award.

          (b)  The employee will recognize compensation income (subject to withholding) in an amount equal to the sum of the cash received and the fair market value of any Common Shares received.

          (c)  The Company will be entitled to a deduction in the same amount.

        Awards Under the Equity Plan.    No awards of ISOs, NQSOs, SARs, RSAs, phantom stock awards or performance share awards have been issued under the Equity Plan prior to the solicitation of shareholder approval. The provisions in this Proxy Statement on executive compensation and security ownership of directors and officers reflect the award experience of the Company under existing compensation plans.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE 2002 EQUITY COMPENSATION PLAN. AN AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.

INDEPENDENT AUDITORS AND AUDIT COMMITTEE REPORT

Ratification of Independent Auditor

        The Audit Committee of the Board of Directors has recommended the appointment of KPMG LLP as independent auditors to audit the Company's financial statements for the year ending December 31, 2002 and has determined that it would be desirable to request that the shareholders approve such appointment.

        KPMG LLP has acted as the Company's auditors since 1997 and has reported on financial statements during that period. A representative from KPMG LLP is expected to be present at the Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

Audit Information

        The four members of the Audit Committee are independent as that term is defined in the listing standards of the National Association of Securities Dealers.

        Audit Fees.    The aggregate amount of fees billed by KPMG LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001, and the review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year, was $90,000.

        Financial Information System Design and Implementation Fees.    No fees were billed by KPMG LLP for any services related to financial information systems design and implementation for fiscal year 2001.

        All Other Fees.    The aggregate amount of fees billed by KPMG LLP for all other non-audit services, including professional services rendered for tax returns, accounting assistance and procedures in connection with the network intrusion testing, for fiscal year 2001 was $51,550.

Audit Committee Report

        Management is responsible for the Company's internal controls, financial reporting progress and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

        In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified or supplemented. In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. Moreover, the Audit Committee has considered whether the provision of the audit services described above is compatible with maintaining the independence of the independent auditors.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Audit Committee

Jones V. Isaac Nancy K. Falck Harold E. Lieding James D. Russo

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITOR. AN AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE ANNUAL MEETING IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.

ANNUAL REPORT AND FINANCIAL STATEMENTS

        A copy of the Company's Annual Report to Shareholders for the year ended December 31, 2001 has been furnished to shareholders. Additional copies may be obtained by written request to the Secretary of the Company at the address indicated below. Such Annual Report is not part of the proxy solicitation materials.

        UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, THE COMPANY WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE SECURITIES AND EXCHANGE ACT OF 1934. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO NANCY K. FALCK, SECRETARY, CARDINAL FINANCIAL CORPORATION, 10555 MAIN STREET, SUITE 500, FAIRFAX, VIRGINIA 22030. THE FORM 10-KSB IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

PROPOSALS FOR 2003 ANNUAL MEETING

        Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2003 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Company's principal executive offices at 10555 Main Street, Suite 500, Fairfax, Virginia 22030, no later than January 15, 2003 in order for the proposal to be considered for inclusion in the Company's Proxy Statement for that meeting. It is urged that any such proposals be sent by certified mail, return receipt requested.

        The Company's Bylaws also prescribe the procedures that a shareholder must follow to nominate directors or to bring other business before shareholders' meetings. Under the Bylaws, notice of a proposed nomination or a shareholder proposal meeting certain specified requirements must be received by the Company not less than 60 nor more than 90 days prior to any meeting of shareholders called for the election of directors, provided in each case that, if fewer than 70 days' notice of the meeting is given to shareholders, such written notice shall be received not later than the close of the 10th day following the day on which notice of the meeting was mailed to shareholders. Assuming a date of April 7, 2003 for the 2003 annual meeting of shareholders, the Company must receive any notice of nomination or other business no later than February 7, 2003 and no earlier than January 7, 2003.

        The Company's Bylaws require that the shareholder's notice set forth as to each nominee (i) the name, age, business address and residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the class and number of shares of the Company that are beneficially owned by such nominee, and (iv) any other information relating to such nominee that is required under federal securities laws to be disclosed in solicitations of proxies for the election of directors, or is otherwise required (including, without limitation, such nominee's written consent to being named in a proxy statement as nominee and to serving as a director if elected). The Company's Bylaws further require that the shareholder's notice set forth as to the shareholder giving the notice (i) the name and address of such shareholder and (ii) the class and amount of such shareholder's beneficial ownership of the Company's capital stock. If the information supplied by the shareholder is deficient in any material aspect or if the foregoing procedure is not followed, the chairman of the annual meeting may determine that such shareholder's nomination should not be brought before the annual meeting and that such nominee shall not be eligible for election as a director of the Company.

OTHER MATTERS

        The Board of Directors is not aware of any matters to be presented for action at the meeting other than as set forth herein. However, if any other matters properly come before the Meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

        This Proxy Statement is given pursuant to direction of the Board of Directors.

Nancy K. Falck Secretary

Fairfax, Virginia
June 24, 2002

EXHBIIT A

CARDINAL FINANCIAL CORPORATION
2002 EQUITY COMPENSATION PLAN

1.    Purpose

        The purpose of the Plan is to advance the long-term interests of Cardinal Financial Corporation by (i) motivating key personnel by means of long-term incentive compensation, (ii) furthering the identity of interests of participants with those of the shareholders of the Corporation through the ownership and performance of the Common Stock of the Corporation, and (iii) permitting the Corporation to attract and retain directors and key personnel upon whose judgment the successful conduct of the business of the Corporation largely depends. Toward this objective, the Committee may grant stock options, stock appreciation rights, restricted stock awards, phantom stock and/or performance shares to key employees of, and consultants to, the Corporation and its Subsidiaries, and to non-employee directors of the Corporation, on the terms and subject to the conditions set forth in the Plan.

2.    Definitions

        2.1  "Administrative Policies" means the administrative policies and procedures adopted and amended from time to time by the Committee to administer the Plan.

        2.2  "Award" means any form of stock option, stock appreciation right, restricted stock award, phantom stock or performance share granted under the Plan, whether singly, in combination, or in tandem, to a Participant by the Committee pursuant to such terms, conditions, restrictions and limitations, if any, as the Committee may establish by the Award Agreement or otherwise.

        2.3  "Award Agreement" means a written agreement with respect to an Award between the Corporation and a Participant establishing the terms, conditions, restrictions and limitations applicable to an Award. To the extent an Award Agreement is inconsistent with the terms of the Plan, the Plan shall govern the rights of the Participant thereunder.

        2.4  "Board" means the Board of Directors of the Corporation.

        2.5  "Change In Control" means a change in control of the Corporation of a nature that would be required to be reported (assuming such event has not been previously reported) in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act (or a successor provision thereto), provided that, without limitation, a Change In Control shall be deemed to have occurred at such time after May 29, 2002 as (i) any "person", within the meaning of Section 14(d) of the Exchange Act, becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 50% or more of the combined voting power of the Corporation's then outstanding securities, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof unless the election or the nomination for election, by the Corporation's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

        2.6  "Change In Control Price" means the higher of (i) the mean of the high and low trading prices for the Corporation's Common Stock on the Stock Exchange on the date of determination of the Change In Control or (ii) the highest price per share actually paid for the Common Stock in connection with the Change In Control of the Corporation.

        2.7  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

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        2.8  "Committee" means the Compensation Committee of the Board, or such other committee designated by the Board, authorized to administer the Plan under Section 3 hereof. The Committee, in its discretion, may delegate to a senior executive officer of the Corporation all or part of the Committee's authority and duties with respect to Awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. In the event of any such delegation, references herein to the "Committee" shall, to the extent of such permitted delegation, be deemed to be references to such senior executive officer as well. The Committee may revoke or amend the terms of a delegation at any time, but such action shall not invalidate any prior actions of any such senior executive officer that were consistent with the terms of the Plan.

        2.9  "Common Stock" means Common Stock, par value $1.00, of the Corporation.

        2.10 "Corporation" means Cardinal Financial Corporation.

        2.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        2.12 "Key Employee" means an employee of the Corporation or a Subsidiary who holds a position of responsibility in a managerial, administrative or professional capacity, or a consultant to the Corporation, in either case whose performance, as determined by the Committee in the exercise of its sole and absolute discretion, can have a significant effect on the growth, profitability and success of the Corporation.

        2.13 "Participant" means any individual to whom an Award has been granted by the Committee under this Plan.

        2.14 "Plan" means the Cardinal Financial Corporation 2002 Equity Compensation Plan, as amended from time to time.

        2.15 "Stock Exchange" means the Nasdaq SmallCap Market or National Market System or the principal stock exchange upon which the Common Stock is traded or, if the Common Stock is no longer traded on such a market or a stock exchange, then such other market price reporting system on which the Common Stock is traded or quoted designated by the Committee after it determines that such other system is both reliable and reasonably accessible.

        2.16 "Subsidiary" means a corporation or other business entity in which the Corporation directly or indirectly owns fifty percent (50%) or more of the voting equity.

3.    Administration

        (a)  The Plan shall be administered under the supervision of the Committee composed of not less than two directors, each of whom shall be a "Non-Employee Director" under Rule 16b-3 under the Exchange Act or any successor rule or act.

        (b)  Members of the Committee shall serve at the pleasure of the Board of Directors, and may resign by written notice filed with the Chairman or the Secretary of the Corporation.

        (c)  A vacancy in the membership of the Committee shall be filled by the appointment of a successor member by the Board of Directors. Until such vacancy is filled, the remaining members shall constitute a quorum and the action at any meeting of a majority of the entire Committee, or an action unanimously approved in writing, shall constitute action of the Committee. Subject to the express provisions of this Plan, the Committee shall have conclusive authority to construe and interpret the Plan, any Award Agreement entered into hereunder and to establish, amend and rescind Administrative Policies for the administration of this Plan and shall have such additional authority as the Board of Directors may from time to time determine to be necessary or desirable.

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4.    Eligibility

        Any Key Employee or director of the Corporation is eligible to become a Participant in the Plan.

5.    Shares Available

        (a)  Shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares. Subject to the adjustments provided for in Sections 17 and 18 hereof:

            (i)  The maximum number of shares of Common Stock available for grant of Awards under the Plan during shall be 700,000;

          (ii)  Not more than 630,000 shares of Common Stock shall be available for the award of incentive stock options under the Plan; and

          (iii)  The maximum number of shares that may be covered by stock options granted under the Plan to any Participant in any one calendar year shall be 150,000.

        (b)  For purposes of calculating the number of shares of Common Stock deemed to be granted hereunder, each Award, whether denominated in stock options, stock appreciation rights, restricted stock, performance shares or phantom stock, shall be deemed to be a grant of a number of shares of Common Stock equal to the number of shares represented by the stock options, shares of restricted stock, performance shares, shares of phantom stock or stock appreciation rights set forth in the Award, provided, however:

            (i)  in the case of any Award as to which the exercise of one right nullifies the exercisability of another (including, by way of illustration the grant of a stock option with Tandem SARs (as hereinafter defined)), the number of shares deemed to have been granted shall be the maximum number of shares (and/or cash equivalents) that could have been acquired upon the maximum exercise or settlement of the Award; and

          (ii)  in the case of performance share awards providing for payments in excess of 100% of the number of shares set forth in the Award Agreement, the number of shares granted shall be deemed to be the maximum number of shares (and/or the cash equivalent thereof) issuable under the Award at the highest level of performance.

        (c)  Any shares for which an Award is granted hereunder that are released from such Award for any reason shall become available for other Awards to be granted under the Plan. Notwithstanding the foregoing, for purposes of calculating the number of shares available for regrant in any year, the portion of any Award that has been settled by the payment of cash or the issuance of shares of Common Stock, or a combination thereof, shall not be available for re-grant under the Plan, irrespective of the value of the settlement or the method of its payment. The settlement of an Award shall not be deemed to be the grant of an Award hereunder.

6.    Term

        The Plan shall become effective as of May 29, 2002 subject to approval of the Plan by the Corporation's shareholders at the 2002 annual meeting. No Awards shall be exercisable or payable before approval of the Plan has been obtained from the Corporation's shareholders. Any Award made under the Plan prior to the date of approval by the shareholders shall be void if shareholder approval is not obtained.

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7.    Participation

        The Committee shall select, from time to time, Participants from directors and those Key Employees who, in the opinion of the Committee, can further the Plan's purposes, and the Committee shall determine the type or types of Awards to be made to the Participant. The terms, conditions and restrictions of each Award shall be set forth in an Award Agreement.

8.    Stock Options

        (a)    Grants.    Awards may be granted in the form of stock options. Stock options may be incentive stock options within the meaning of section 422 of the Code or non-statutory stock options (i.e., stock options which are not incentive stock options), or a combination of both, or any particular type of tax advantage option authorized by the Code from time to time.

        (b)    Terms and Conditions of Options.    An option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee; provided, however, that no stock option shall be exercisable more than ten (10) years after the date of grant thereof. The option exercise price shall be established by the Committee, but such price shall not be less than the per share fair market value of the Common Stock, as determined by the Committee, on the date of the stock option's grant subject to adjustment as provided in Sections 17 or 18 hereof.

        (c)    Restrictions Relating to Incentive Stock Options.    Stock options issued in the form of incentive stock options shall, in addition to being subject to all applicable terms, conditions, restrictions and/or limitations established by the Committee, comply with section 422 of the Code. Incentive Stock Options shall be granted (i) only to employees of the Corporation and its subsidiaries within the meaning of section 424 of the Code and (ii) within ten (10) years after the date of adoption of this Plan. The aggregate fair market value (determined as of the date the option is granted) of shares with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year (under this Plan or any other plan of the Corporation or any Subsidiary which provides for the granting of incentive stock options) may not exceed $100,000 or such other number as may be applicable under the Code from time to time. Any incentive stock option that is granted to any employee who is, at the time the option is granted, deemed for purposes of section 422 of the Code, or any successor provision, to own shares of the Corporation possessing more than ten percent of the total combined voting power of all classes of shares of the Corporation or of a parent or subsidiary of the Corporation, shall have an option exercise price that is at least one hundred ten percent (110%) of the fair market value of the shares at the date of grant and shall not be exercisable after the expiration of five years from the date it is granted.

        (d)    Additional Terms and Conditions.    The Committee may, by way of the Award Agreement or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, on any stock option Award, provided they are not inconsistent with the Plan.

        (e)    Payment.    Upon exercise, a Participant may pay the option exercise price of a stock option in cash or shares of Common Stock, Stock Appreciation Rights or a combination of the foregoing, or such other consideration as the Committee may deem appropriate. The Committee shall establish appropriate methods for accepting Common Stock and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a stock option.

9.    Stock Appreciation Rights

        (a)    Grants.    Awards may be granted in the form of stock appreciation rights ("SARs"). SARs shall entitle the recipient to receive a payment equal to the appreciation in market value of a stated number of shares of Common Stock from the price stated in the Award Agreement to the market value of the Common Stock on the date of exercise or surrender. An SAR may be granted in tandem

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with all or a portion of a related stock option under the Plan ("Tandem SARs"), or may be granted separately ("Freestanding SARs"). A Tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. An SAR may be exercised no sooner than six months after it is granted. In the case of SARs granted in tandem with stock options granted prior to the grant of such SARs, the appreciation in value shall be appreciation from the option exercise price of such related stock option to the market value of the Common Stock on the date of exercise.

        (b)    Terms and Conditions of Tandem SARs.    Subject to limitations contained in the preceding paragraph, a Tandem SAR shall be exercisable to the extent, and only to the extent, that the related stock option is exercisable. Upon exercise of a Tandem SAR as to some or all of the shares covered by an Award, the related stock option shall be cancelled automatically to the extent of the number of SARs exercised, and such shares shall not thereafter be eligible for grant under Section 5 hereof.

        (c)    Terms and Conditions of Freestanding SARs.    Freestanding SARs shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. The base price of a Freestanding SAR shall also be determined by the Committee; provided, however, that such price shall not be less that the fair market value of the Common Stock, as determined by the Committee, on the date of the award of the Freestanding SAR.

        (d)    Deemed Exercise.    The Committee may provide that an SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR, if at such time the SAR by its terms is otherwise exercisable and, if so exercised, would result in a payment to the participant.

        (e)    Additional Terms and Conditions.    The Committee may, consistent with the Plan, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, on any SAR Award, including but not limited to determining the manner in which payment of the appreciation in value shall be made.

10.    Restricted Stock Awards

        (a)    Grants.    Awards may be granted in the form of Restricted Stock Awards. Restricted Stock Awards shall be awarded in such numbers and at such times as the Committee shall determine.

        (b)    Award Restrictions.    Restricted Stock Awards shall be subject to such terms, conditions, restrictions, or limitations as the Committee deems appropriate including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment or individual performance or the financial performance of the Corporation. The Committee may modify, or accelerate the termination of, the restrictions applicable to a Restricted Stock Award under such circumstances as it deems appropriate.

        (c)    Rights as Shareholders.    During the period in which any restricted shares of Common Stock are subject to the restrictions imposed under the preceding paragraph, the Committee may, in its discretion, grant to the Participant to whom such restricted shares have been awarded all or any of the rights of a shareholder with respect to such shares, including, by way of illustration but not by way of limitation, the right to vote such shares and to receive dividends.

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        (d)    Evidence of Award.    Any Restricted Stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.

11.    Phantom Stock

        (a)    Grants.    Awards may be granted in the form of Phantom Stock Awards. Phantom Stock Awards shall entitle the Participant to receive the market value or the appreciation in value of an equivalent number of shares of Common Stock on a settlement date determined by the Committee.

        (b)    Additional Terms and Conditions.    The Committee may, consistent with the plan, by way of Award Agreement or otherwise, determine such other terms, conditions, restrictions or limitations, if any, on any Award of Phantom Stock.

12.    Performance Shares

        (a)    Grants.    Awards may be granted in the form of performance shares. "Performance Shares" means interests the entitlement to which is based upon the attainment of predetermined Performance Targets as hereinafter defined during a Performance Period as hereinafter defined. At the end of the Performance Period, Performance Shares shall be converted into Common Stock (or Common Stock and cash, as determined by the Award Agreement) and distributed to Participants based upon such entitlement.

        (b)    Performance Criteria.    The Committee may grant an Award of Performance Shares to Participants as of the first day of each Performance Period. As used herein, the term "Performance Period" means the period during which a Performance Target is measured and the term "Performance Target" means the predetermined goals established by the Committee. A Performance Target will be established at the beginning of each Performance Period. If at the end of the Performance Period, the Performance Target is fully met, the Performance Shares will be converted 100% into shares of Common Stock (or the cash equivalent thereof, as determined by the Award Agreement) and issued to the Participant. Award payments in excess of 100% shall be permitted based upon an attainment in excess of 100% of the Performance Target. If the Performance Target has not been fully met, Performance Shares will be converted and delivered only to the extent, if any, provided at the time of the grant of such Award for conversion based upon partial attainment of the Performance Target and the balance of the Performance Shares will be forfeited to the Corporation and available for reissuance pursuant to Section 5 hereof. Award payments made in cash rather than the issuance of Common Stock shall not, by reason of such payment in cash, result in additional shares being available for reissuance pursuant to Section 5 hereof.

        (c)    Additional Terms and Conditions.    The Committee may, consistent with the terms of this Plan, by way of the Award Agreement or otherwise, determine the manner of payment of Awards of Performance Shares and other terms, conditions, restrictions or limitations, if any, on any Award of Performance Shares.

13.    Payment of Awards

        Except as otherwise provided herein Award Agreements may provide that, at the discretion of the Committee, payment of Awards may be made in cash, Common Stock, a combination of cash and Common Stock, or any other form of property as the Committee shall determine. Further, the terms of Award Agreements may provide for payment of Awards in the form of a lump sum or installments, as determined by the Committee.

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14.    Dividends and Dividend Equivalents

        If an Award is granted in the form of a Restricted Stock Award, Phantom Stock Award or a Freestanding SAR, the Committee may choose, at the time of the grant of the Award, to include as part of such Award an entitlement to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions or limitations, if any, as the Committee may establish. Dividends and dividend equivalents shall be paid in such form and manner and at such time as the Committee shall determine. All dividends or dividend equivalents which are not paid currently may, at the Committee's discretion, accrue interest or be reinvested into additional shares of Common Stock.

15.    Termination of Employment

        The Committee may adopt Administrative Policies determining the entitlement of Participants who cease to be employed by either the Corporation or Subsidiary whether because of death, disability, resignation, termination or retirement pursuant to an established retirement plan or policy of the Corporation or of its applicable Subsidiary. Such matters may also be dealt with under the terms of Award Agreements.

16.    Assignment and Transfer

        The rights and interests of a Participant under the Plan may not be assigned, encumbered or transferred except (a) in the event of the death of a Participant, by will or the laws of descent and distribution, and (b) as may be explicitly set forth in an Award Agreement.

17.    Adjustments Upon Changes in Capitalization

        In the event of any change in the outstanding shares of Common Stock by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the shares issuable pursuant to then outstanding Awards (and the exercise price of any outstanding stock options) shall be appropriately adjusted by the Committee, whose determination shall be final.

18.    Extraordinary Distributions and Pro-Rata Repurchases

        In the event the Corporation shall at any time when an Award is outstanding make an Extraordinary Distribution (as hereinafter defined) in respect of Common Stock or effect a ProRata Repurchase of Common Stock (as hereinafter defined), the Committee shall consider the economic impact of the Extraordinary Distribution or Pro-Rata Repurchase on Participants and make such adjustments as it deems equitable under the circumstances. The determination of the Committee shall, subject to revision by the Board of Directors, be final and binding upon all Participants.

        (a)  As used herein, the term "Extraordinary Distribution" means any dividend or other distribution of

            (i)  cash, where the aggregate amount of such cash dividend or distribution together with the amount of all cash dividends and distributions made during the preceding twelve months, when combined with the aggregate amount of all Pro-Rata Repurchases (for this purpose, including only that portion of the aggregate purchase price of such Pro-Rata Repurchases which is in excess of the Fair Market Value of the Common Stock repurchased during such twelve month period), exceeds ten percent (10%) of the aggregate Fair Market Value of all shares of Common Stock outstanding on the record date for determining the shareholders entitled to receive such Extraordinary Distribution or

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          (ii)  any shares of capital stock of the Corporation (other than shares of Common Stock), other securities of the Corporation, evidences of indebtedness of the Corporation or any other person or any other property (including shares of any Subsidiary of the Corporation), or any combination thereof.

        (b)  As used herein "Pro-Rata Repurchase" means any purchase of shares of Common Stock by the Corporation or any Subsidiary thereof, pursuant to any tender offer or exchange offer, subject to Section 13(e) of the Exchange Act or any successor provision of law, or pursuant to any other offer available to substantially all holders of Common Stock; provided, however, that no purchase of shares of the Corporation or any Subsidiary thereof made in open market transactions shall be deemed a Pro-Rata Repurchase.

19.    Withholding Taxes

        The Corporation or the applicable Subsidiary shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment tax required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. The Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of Common Stock due as a result of such Award, or by permitting the Participant to deliver to the Corporation shares of Common Stock having a fair market value, as determined by the Committee, equal to the amount of such required withholding taxes.

20.    Regulatory Approvals and Listings

        Notwithstanding anything contained in this Plan to the contrary, the Corporation shall have a no obligation to issue or deliver certificates of Common Stock evidencing Restricted Stock Awards or any other Award payable in Common Stock prior to (a) the obtaining of any approval from any governmental agency which the Corporation shall, in its sole discretion, determine to be necessary or advisable, (b) the admission of such shares to listing on the Stock Exchange and (c) the completion of any registration or other qualification of said shares under any state or federal law or ruling of any governmental body that the Corporation shall, in its sole discretion, determine to be necessary or advisable.

21.    No Right to Continued Employment or Grants

        Participation in the Plan shall not give any Key Employee any right to remain in the employ of the Corporation or any Subsidiary or any director the right to remain as a director of the Corporation. The Corporation or, in the case of employment with a Subsidiary, the Subsidiary, reserves the right to terminate the employment of any Key Employee at any time. The adoption of this Plan shall not be deemed to give any Key Employee or any other individual any right to be selected as a Participant, to be granted any Awards hereunder or if granted an Award in any year, to receive Awards in any subsequent year.

22.    Amendment

        The Corporation reserves the right to amend, modify or terminate this Plan at any time by action of its Board of Directors, or, by action of the Board of Directors with the consent of a Participant, to amend, modify or terminate any outstanding Award or Award Agreement, except that the Corporation may not, without shareholder approval, adopt any amendment which would (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the number of shares of Common Stock which may be issued under the Plan (except as specified in Section 17), or (c) materially modify the requirements as to eligibility for participation in the Plan. Moreover, no

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action may be taken by the Corporation (without the consent of the Participant) that will impair the validity of any Award then outstanding or that will prevent any incentive stock options issued or to be issued under this Plan from being "incentive stock options" as defined under section 422 of the Code or any successor provision.

23.    Governing Law

        The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, except as preempted by applicable Federal law.

24.    Change In Control

        (a)    Stock Options.    In the event of a Change In Control, options not otherwise exercisable at the time of a Change In Control shall become fully exercisable immediately prior to such Change In Control and, in the discretion of the Committee, (i) the options shall be assumed, or an equivalent option substituted, by any successor corporation to the Corporation, or (ii) the Corporation shall make provisions for the Participant to exercise the options for a minimum of ten (10) days prior to the Change In Control as to all shares subject to the options.

        (b)    Stock Appreciation Rights.    In the event of a Change In Control, Tandem SARs not otherwise exercisable upon a Change In Control shall become exercisable to the extent that the related Stock Option is exercisable. Freestanding SARs not otherwise exercisable upon a Change In Control shall also become fully exercisable upon such Change In Control.

            (i)  The Corporation shall make payment to Participants with respect to SARs in cash in an amount equal to the appreciation in the value of the SAR from the base price specified in the Award Agreement to the Change In Control Price;

          (ii)  Such cash payments to Participants shall be due and payable, and shall be paid by the Corporation, immediately upon the occurrence of such Change In Control; and

          (iii)  After the payment provided for in (ii) above, Participants shall have no further rights under SARs outstanding at the time of such Change In Control.

        (c)    Restricted Stock Awards.    In the event of a Change In Control, all restrictions previously established with respect to Restricted Stock Awards will conclusively be deemed to have been satisfied. Participants shall be entitled to have issued to them the shares of Common Stock described in the applicable Award Agreements, free and clear of any restriction or restrictive legend, except that if, upon the advice of counsel to the Corporation, shares of Common Stock cannot lawfully be issued without restriction, then the Corporation shall make payment to Participants in cash in an amount equal to the Change In Control Price of the Common Stock that otherwise would have been issued:

            (i)  Such cash payments to Participants shall be due and payable, and shall be paid by the Corporation, immediately upon the occurrence of such Change In Control; and

          (ii)  After the payment provided for in (i) above, Participants shall have no further rights under Restricted Stock Awards outstanding at the time of such Change In Control of the Corporation.

        (d)    Phantom Stock.    In the event of a Change In Control:

            (i)  all restrictions and conditions, if any, previously established with respect to Phantom Stock Awards will conclusively be deemed to have been satisfied and fulfilled, and the Corporation shall make payment to Participants in cash in an amount necessary to satisfy the Participants' rights under Phantom Stock Awards in accordance with the amounts otherwise payable by the Corporation pursuant to the Award Agreement;

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          (ii)  Such cash payments shall be made to Participants by the Corporation immediately prior to the occurrence of such Change In Control; and

          (iii)  After the payment provided for in (ii) above, the Participants shall have no further rights under Phantom Stock Awards outstanding at the time of such change of control of the Corporation.

        (e)    Performance Shares.    In the event of a Change In Control:

            (i)  All previously established Performance Targets will be conclusively deemed to have been met. Participants shall be entitled to a pro-rata proportion of the shares of Common Stock which would have been issued to them upon conversion of any outstanding Performance Shares at the end of the Performance Period (based upon the applicable Performance Targets, which are conclusively deemed to have been met by reason of the Change In Control), payable in the manner specified in subsection (ii) hereof. The pro-rata proportion of the shares of Common Stock to be issued shall be equal to a fraction, the numerator of which is the duration of the Performance Period prior to such Change In Control and the denominator of which is the original length of the Performance Period;

          (ii)  In lieu of issuing shares of Common Stock upon such conversion of Performance Shares, the Corporation shall make payment to Participants in cash in an amount equal to the Change In Control Price of the shares of Common Stock that would have been issued under paragraph (i) above;

          (iii)  Such cash payments to Participants shall be due and payable, and shall be paid by the Corporation, immediately upon the occurrence of such Change In Control; and

          (iv)  After the payment provided for in (ii) above, the Participants shall have no further rights under awards of Performance Shares outstanding at the time of such Change In Control of the Corporation.

        (f)    Miscellaneous.    Upon a Change In Control, no action shall be taken which would adversely affect the rights of any Participant or the operation of the Plan with respect to any Award to which the Participant may have become entitled hereunder on or prior to the date of the Change In Control or to which he may become entitled as a result of such Change In Control.

25.    No Right, Title, or Interest In Corporation Assets

        No Participant shall have any rights as a shareholder as a result of participation in the Plan until the date of issuance of a stock certificate in his name except, in the case of Restricted Stock Awards, to the extent such rights are granted to the Participant under Section 10(c) hereof. To the extent any person acquires a right to receive payments from the Corporation under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Corporation.

26.    Payment by Subsidiaries

        Settlement of Awards to employees of Subsidiaries shall be made by and at the expense of such Subsidiary. Except as prohibited by law, if any portion of an Award is to be settled in shares of Common Stock, the Corporation shall sell and transfer to the Subsidiary, and the Subsidiary shall purchase, the number of shares necessary to settle such portion of the Award.

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[PROXY CARD]

Cardinal Financial Corporation

Proxy Solicited on Behalf of The Board of Directors

        The undersigned hereby appoints Robert M. Barlow and James D. Russo, jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as properly be brought before such meeting, all shares of Common Stock that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Cardinal Financial Corporation, a Virginia corporation, to be held at the Fair Lakes Hyatt, 12777 Fair Lakes Circle, Fairfax, Virginia, on Monday, July 22, 2002 at 10:00 A.M., local time, or any adjournments thereof, for the following purposes:

(Continued and to be dated and signed on other side)

Please date, sign and mail your proxy card as soon as possible!
Annual Meeting of Shareholders
CARDINAL FINANCIAL CORPORATION
July 22, 2002
Please Detach and Mail in the Envelope Provided

[X] Please mark your votes as in this example

		FOR	WITHHOLD AUTHORITY
1.

	To elect as directors the two persons listed as nominees for terms expiring in 2003, the one person listed as nominee for term expiring in 2004, and the five persons listed as nominees for terms expiring in 2005.	nominees listed at right (except as written on the line below) ☐	to vote for all nominees listed at right ☐	Nominees: 2003 Nancy K. Falck J. Hamilton Lambert 2004 Jones V. Isaac 2005 B. G. Beck William G. Buck John W. Fisher Emad Saadeh Bernard H. Clineburg

(INSTRUCTION: To withhold authority to vote for any individual nominee listed at right, write that nominee's name on the space provided below.)

		FOR	AGAINST	ABSTAIN
2.	To approve the Company's 2002 Equity Compensation Plan;	☐	☐
3.	To ratify KPMG LLP as the Company's Independent Auditors; and	☐	☐
4.	To transact such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEM 2 AND 3.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY

Signature	Signature	Printed Name

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QuickLinks

CARDINAL FINANCIAL CORPORATION
THE BOARD OF DIRECTORS
EXECUTIVE OFFICERS
Summary Compensation Table
Option Grants In the Year ended December 31, 2001
OWNERSHIP OF COMPANY SECURITIES
AGREEMENTS AND TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS NAMED IN THE SUMMARY COMPENSATION TABLE
APPROVAL OF CARDINAL FINANCIAL CORPORATION 2002 EQUITY COMPENSATION PLAN
INDEPENDENT AUDITORS AND AUDIT COMMITTEE REPORT
ANNUAL REPORT AND FINANCIAL STATEMENTS
PROPOSALS FOR 2003 ANNUAL MEETING
OTHER MATTERS
CARDINAL FINANCIAL CORPORATION 2002 EQUITY COMPENSATION PLAN
[PROXY CARD] Cardinal Financial Corporation Proxy Solicited on Behalf of The Board of Directors